POWER OF ATTORNEY

         I, Alan D. Feld, Trustee of AMR Investment Services Trust, the
American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 14th day of December, 2001.


Signature                                   Title
---------                                   -----

/s/ Alan D. Feld                            Trustee
-------------------------------
Alan D. Feld

                               POWER OF ATTORNEY

         I, Ben J. Fortson, Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 11th day of December, 2001.


Signature                                   Title
---------                                   -----

/s/ Ben J. Fortson                          Trustee
-------------------------------
Ben J. Fortson

                               POWER OF ATTORNEY

         I, Dee J. Kelly, Jr., Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 11th day of December, 2001.


Signature                                   Title
---------                                   -----

/s/ Dee J. Kelly, Jr.                       Trustee
-------------------------------
Dee J. Kelly, Jr.

                               POWER OF ATTORNEY

         I, Stephen D. O'Sullivan, Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 12th day of December, 2001.


Signature                                   Title
---------                                   -----

/s/ Stephen D. O'Sullivan                   Trustee
-------------------------------
Stephen D. O'Sullivan

                               POWER OF ATTORNEY

         I, R. Gerald Turner, Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 13th day of December, 2001.


Signature                                   Title
---------                                   -----

/s/ R. Gerald Turner                       Trustee
-------------------------------
R. Gerald Turner

                               POWER OF ATTORNEY

         I, Kneeland Youngblood, Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 13th day of December, 2001.


Signature                                   Title
---------                                   -----

/s/  Kneeland Youngblood                    Trustee
-------------------------------
 Kneeland Youngblood